UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2007


                               Nara Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                       000-50245                  95-4170121
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


   3731 Wilshire Boulevard, Suite 1000, Los Angeles, CA          90010
        (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (213) 639-1700


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

         On July 25, 2007, Nara Bancorp, Inc. issued a press release announcing results for the quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.
         The foregoing information and the attached exhibit are intended to be furnished only and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.     Description
-----------     -----------
Exhibit 99.1    Press release issued by Nara Bancorp, Inc. dated July 25, 2007.


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

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Nara Bancorp, Inc.



Date:  July 25, 2007                    By: /s/ Alvin D. Kang
                                            ------------------------------------
                                            Name:  Alvin D. Kang
                                            Title: Chief Financial Officer


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